TRANSAMERICA FUNDS

Transamerica Concentrated Growth
Transamerica Growth

Supplement to the Currently Effective Prospectuses,
Summary Prospectuses
and Statement of Additional Information

The Board of Trustees has approved reorganizations pursuant to which the assets of each of the funds listed below under "Target Fund" (each a "Target Fund") would be acquired, and its liabilities would be assumed, by the corresponding fund listed below under "Acquiring Fund" (each an "Acquiring
Fund"), each a series of Transamerica Funds, in exchange for shares of the applicable Acquiring Fund. The Target Funds would then be liquidated, and shares of the Acquiring Funds would be distributed to the applicable Target Fund shareholders.
Under each reorganization, Target Fund shareholders would receive shares of the corresponding Acquiring Fund with the same aggregate net asset value as their shares of the Target Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Fund shareholders as a result of the reorganizations.
The reorganizations do not require shareholder approval but are subject to the satisfaction of certain closing conditions. An information statement describing the reorganizations will be mailed to Target Fund shareholders in advance of the closing of the reorganizations. If the closing conditions are satisfied, the reorganizations are expected to occur on or about October
18, 2019. Effective on or about October 11, 2019, each Target Fund will be closed to new and/or additional investments.
Prior to that date, shareholders can continue to purchase, redeem and exchange shares of the Target Funds subject to the limitations described in the Prospectuses and applicable
Summary Prospectuses.

Target Fund
Acquiring
Fund
Transamerica
Concentrated
Growth
Transamerica
US Growth
Transamerica
Growth
Transamerica
Capital
Growth

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Investors Should Retain this Supplement for Future
Reference

July 25, 2019